Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated November 1, 2019
to
CrossingBridge Low Duration High Yield Fund Prospectus
dated January 28, 2019, as supplemented on May 7, 2019

Effective as of November 1, 2019, CrossingBridge Advisors, LLC (the “Adviser”), the investment adviser to the CrossingBridge Low Duration High Yield Fund (the “Fund”), has contractually agreed, pursuant to an operating expense limitation agreement between the Adviser and the Fund, to reduce the Fund’s operating expense limit by 0.10% so that Total Annual Fund Operating Expenses, excluding Distribution (12b-1) Fees, Other Expenses (such as Shareholder Servicing Plan Fees), and Acquired Fund Fees & Expenses, do not exceed 0.80% of the Fund’s average daily net assets through at least October 31, 2021.  Institutional Class shares are subject to a Shareholder Servicing Plan Fee of 0.10% and Acquired Fund Fees and Expenses of the Fund’s average daily net assets, and are not subject to a Distribution (12b-1) Fee. Investor Class shares are subject to an annual Distribution (12b-1) Fee of 0.25%, a Shareholder Servicing Plan Fee of 0.10% and Acquired Fund Fees and Expenses of the Fund’s average daily net assets.

Accordingly, the following sections of the Prospectus are hereby deleted and replaced with the following:

Prospectus – Summary Section - CrossingBridge Low Duration High Yield Fund

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares		Investor Class Shares
Management Fees		0.65%		0.65%
Distribution (12b-1) Fees		None		0.25%
Other Expenses		1.26%		1.26%
Shareholder Servicing Plan Fees(1)	0.10%		0.10%
Remainder of Other Expenses	1.15%		1.15%
Acquired Fund Fees & Expenses		0.01%		0.01%
Total Annual Fund Operating Expenses		1.91%		2.16%
Less: Fee Waiver and/or Expense Reimbursement		-1.00%		-1.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)		0.91%		1.16%

(1)
The Trust’s Board of Trustees (the “Board of Trustees”) has authorized a shareholder servicing plan fee in the amount of 0.15% of the Fund’s average daily net assets. Currently, the shareholder servicing plan fee being charged is 0.10% of the Fund’s average daily net assets; however, the fee may be increased to 0.15% of the Fund’s average daily net assets at any time.

(2)
Pursuant to an operating expense limitation agreement between CrossingBridge Advisors, LLC (the “Adviser”), the Fund’s investment adviser, and the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund) interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively “Excluded Expenses”)) do not exceed 0.80% of the Fund’s average annual net assets, through at least October 31, 2021. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may

be greater than 0.80%. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation discussed in the table above is reflected only through October 31, 2021. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Class	$93	$400	$840	$2,064
Investor Class	$118	$477	$970	$2,330

Prospectus – Management of the Fund – The Adviser

Fund Expenses. The Fund is responsible for its own operating expenses; however, pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that the total amount of the Fund’s operating expenses (exclusive of Excluded Expenses) does not exceed 0.80% of the average net assets of the Fund through at least October 31, 2021, and subject to annual re-approval of the agreement by the Board of Trustees thereafter. Any waiver of management fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement and is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Any such reimbursement will be reviewed by the Board of Trustees. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.

Please retain this supplement with your Prospectus

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